UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 1, 2021
TRIUMPH BANCORP, INC.
(Exact name of registrant as specified in its charter)

Texas (State or Other Jurisdiction of Incorporation)	001-36722 (Commission File Number)	20-0477066 (IRS Employer Identification No.)

12700 Park Central Drive, Suite 1700, Dallas, Texas (Address of Principal Executive Offices)		75251 (Zip Code)
(214) 365-6900
(Registrant’s telephone number, including area code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	TBK	NASDAQ Global Select Market
Depositary Shares Each Representing a 1/40th Interest in a Share of 7.125% Series C Fixed-Rate Non-Cumulative Perpetual Preferred Stock	TBKCP	NASDAQ Global Select Market

Item 8.01.Other Events
On April 1, 2021, Triumph Bancorp, Inc. (the “Company”) issued a press release announcing the execution of an Agreement and Plan of Merger, dated March 31, 2021, providing for the acquisition of HubTran, Inc. (“HubTran”) by TBK Bank, SSB, subject to the terms and conditions set forth therein. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. Investors are cautioned that such statements are predictions and that actual events or results may differ materially. The Company’s expected financial results or other plans are subject to a number of risks and uncertainties. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: the ability of the Company to consummate the pending acquisition of HubTran, including the possibility that the expected benefits related to the pending acquisition may not materialize as expected; the pending acquisition of HubTran may not be timely completed, if completed at all; prior to the completion of the pending acquisition of HubTran, HubTran’s business could experience disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, customers, other business partners or governmental entities; the Company may be unable to successfully implement integration strategies or to achieve expected synergies and operating efficiencies with HubTran within the Company management’s expected timeframes or at all; the ability to satisfy the closing conditions to the HubTran transaction in a timely basis or at all; the ability of the Company or HubTran to retain and hire key personnel; the occurrence of any event, change or other circumstances that could give rise to the right of one or both of TBK Bank and HubTran to terminate the merger agreement; and the outcome of any legal proceedings that may be instituted against the Company, HubTran or their respective directors, officers or employees. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and the forward-looking statement disclosure contained in the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on February 12, 2021. Forward-looking statements speak only as of the date made, and the Company undertakes no duty to update the information.
Item 9.01.Financial Statements and Exhibits
(d)Exhibits.

Exhibit	Description
99.1	Press release, dated April 1, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

EXHIBIT INDEX

Exhibit	Description
99.1	Press release, dated April 1, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TRIUMPH BANCORP, INC.

By:	/s/ Adam D. Nelson
Name: Adam D. Nelson Title: Executive Vice President & General Counsel
Date: April 1, 2021